
MISSION
TO INSPIRE
& ELEVATE THE
HUMAN SPIRIT.
NEWAGE
Live Healthy.

SAFE HARBOR

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

NEW AGE SNAPSHOT

- New Age is the fastest growing beverage company over the past 3 years – up >15,000%

- New Age is the fastest growing stock across major exchanges over the past 3 years – up >3,000%

- New Age now ranks as the leading non-alcoholic beverage companies - now ranks ≈40th

WHERE HAVE WE COME FROM?

2H 2016
New Age created;
Acquires Búcha, Xing;
integrates into Colorado

1H 2017
New Age uplists onto
NASDAQ

2H 2017
Coco-Libre, Marley
Premier Micronutrient
Companies acquired

1H 2018
Brand portfolio rearchitected;
Regional distribution gained

2H 2018
Raised >$100MM;
Acquired Morinda

WHERE HAVE WE COME FROM?

Q1 2019

Launched Noni+ Collagen,
Expanded Nat'l US
Distribution to 300K points

Q2 2019

Emplaced $25MM
Credit Facility,
Launched CBD

WHAT HAVE WE EXECUTED?



ACQUIRED

- 6 companies (& integrated)
- 6 brands in growth sectors
- 30 patents w/trials & studies
- >20 brands in DSD portfolio

ESTABLISHED

- Cause initiative w/WATERisLIFE
- Nasdaq exchange listing
- Health Sciences/E-com Divisions
- Board of Directors, governance

PENETRATED

- >300k points of distribution
- Omni-channel...60 countries
- Hispanic mkt. w/DSD Division
- Influencer landscape

EXPANDED

- Gross Margin to >60%
- Liquidity to >10 MM shares/day
- DSD Division for 10th straight year
- Scale to ≈$300MM revenue

ELIMINATED

- >$20MM in debt
- Non-core assets of >$35MM
- >$18MM in cost synergies
- All warrants, Pref A&B shares

PORTFOLIO OF BRANDS

Tahitian NONI — THE ONE GOOD THING.

TE·MANA tahiti — PARADISE FOR THE SKIN

MARLEY — LIVE. LOVE. MARLEY.

coco libre — LIBERATE YOUR THIRST.

búcha live kombucha — kom búcha with me

xing — NATURALLY REFRESHxing

NEWAGE — FUNCTIONAL BEVERAGE SCIENCE

Clean, Organic, Natural

Superior Functionality

Better-For-You, Uncompromising

GLOBAL REACH: FIRST OMNI-CHANNEL COMPANY



Direct-to-Store Distribution

8th	Largest Independent Store Distributor in U.S.
6,000+	Captive Outlets
>250K	Sq. Ft. of Warehouse Capacity
>60/600	Industry-Leading Brands / SKU's
>$45MM	Revenue

Direct-to-Consumer Distribution

>$7.5B	Cumulative sales of Tahitian Noni Juice
300,000	Active independent product distributors
60	Countries worldwide
10	Internal production/distribution facilities
40	Patents across multiple structure-function claims

Retail Distribution

>300,000	Points of Distribution
80%	Penetration of top retail accounts
35	Route to Market Partners across North America
5.7	Average number of SKU's per outlet
$216	Average Net Revenue/SKU/Year

E-Commerce Distribution

>$170MM	Annual e-Commerce Sales
>100,000	Mostly auto-shipment subscribers
>1,000,000	Database of consumers
>80%	Average Gross Margin
6	Pick/pack/ship centers for efficient distribution

Live Healthy.


Multiple Transformative Opportunities
GROWTH VECTORS
CBD
Health Sciences
Global Brand Distribution
E-Commerce
New Market Expansion
New Channel Expansion
Healthy Brand Portfolio
Omni-Channel Distribution
Intellectual Property
Financial Flexibility
Organizational Capabilities
CORE FOUNDATION OF >$300MM
Live Healthy.

GLOBAL OMNI-CHANNEL CBD LAUNCH . . .

Direct-Store-Door/Retail

E-Commerce/Direct-to-Consumer


HEALTH SCIENCES
CBD ROLL-ON GEL
HEALTH SCIENCES
CBD OIL
HEALTH SCIENCES


'NHANCED
CBD ROLL-ON GEL
FULL SPECTRUM
FARM GROWN
CANNABIS SATIVA
200 MG
'NHANCED
CBD OIL
500 MG
'NHANCED
CBD OIL
500 MG
'NHANCED
CBD
150 MG

. . . WITH CBD-INFUSED BEVERAGES ALSO LAUNCHING

- *Initial focus markets of US, UK, Japan, Mexico, Hungary, Uruguay*


CBD
INFUSED
MARLEY
CBD SHOT
TROPICAL SPICE
25 MG CBD – BROAD SPECTRUM

Selected Income Statement Items

(in thousands except for per share data)

Summary Income Statement	Q1 2018	Q1 2019	% Chg vs. PY
Gross Revenue	**12,768**	**60,465**	**374%**
- Net Revenues	11,558	58,307	404%
- Cost of Goods Sold	8,942	19,731	121%
Gross Margin	**2,616**	**38,576**	**1374%**
Gross Margin %	**22.6%**	**66.2%**	
Net Loss	**(2,651)**	**(1,616)**	39%
Earnings per Share	**-(0.07)**	**-(0.02)**	71%
EBITDA	**(2,074)**	**566**	**n/a**

Balance Sheet/Cash Flow

- $110MM in cash
- $350MM in total assets
- New $25MM credit facility
- +$11.4MM operating cash flow in Q1
- $25M in debt
- $36M NOL carryforward

Select Balance Sheet Items

US Dollars in millions

	Mar 31, 2019
Cash	$110.0
Accounts receivable	$9.5
Inventories	$39.6
Total current assets	$165.6
Long-term assets	$183.8
Total assets	$349.5
Accounts payable/Accrued Exp.	$57.4
Total debt	$24.5
Total liabilities	$193.0
Total stockholders' equity	$156.5


Why will New Age continue to be successful?
PURPOSE-DRIVEN
DIFFERENTIATED CAPABILITIES
UNIQUE STRATEGY
FINANCIAL FLEXIBILITY
BOARD/MANAGEMENT STRENGTH
PLATFORM FOR GROWTH

Live Healthy.